Exhibit 99.7

                             NEWPOWER HOLDINGS, INC.

                                    GUARANTY

      This Guaranty (this "Guaranty"), dated effective as of March 14, 2001, is made and entered into by NEWPOWER HOLDINGS, INC., a Delaware corporation ("Guarantor"), joined herein by Enron North America Corp.

                                   WITNESSETH:

      WHEREAS, The New Power Company, a Delaware corporation ("NewPower"), a wholly owned subsidiary of Guarantor, and ENRON NORTH AMERICA CORP. ("ENA"), a Delaware corporation, and ENRON ENERGY SERVICES, INC., a Delaware corporation ("EES") (collectively, "Enron"), have entered into that certain Master Cross-Product Netting, Setoff, and Security Agreement dated effective of even date herewith (the "Netting Agreement") and either of ENA or EES, on the one hand, and NewPower, on the other hand, are parties to one or more of the Underlying Master Agreements (therein defined), together with Transactions (therein defined) under such Underlying Master Agreements, and NewPower and Enron contemplate entering into additional Transactions thereunder (all such Underlying Master Agreements and Transactions, whether entered into prior to, on, or after the date hereof, together with the Netting Agreement, as the same may from time to time be modified, amended, and supplemented, shall be referred to herein collectively as the "Contract");

      WHEREAS, Guarantor has and will directly or indirectly benefit from the foregoing;

      WHEREAS, Guarantor executed a Guaranty dated effective as of August 10, 2000, as such guaranty may have been modified, amended, and supplemented from time to time (the "Prior Guaranty"), guaranteeing NewPower's obligations to ENA under the Underlying Master Agreement between ENA and NewPower dated as of August 10, 2000, and identified in the Netting Agreement as the ENA-NewPower ISDA Master Agreement; and

      WHEREAS, Guarantor desires to substitute and replace this Guaranty for the Prior Guaranty and ENA agrees to such substitution and replacement.

      NOW THEREFORE, in consideration of Enron entering into the Contract, Guarantor hereby covenants and agrees as follows:

      1. GUARANTY. Subject to the provisions hereof, Guarantor hereby irrevocably and unconditionally guarantees the timely payment when due of the obligations of NewPower (the "Obligations") to Enron under the Contract. This Guaranty shall constitute a guarantee of payment and not of collection. The liability of Guarantor under this Guaranty shall be subject to the following:

      (a) Guarantor's liability hereunder shall be and is specifically limited to payments expressly required to be made under the Contract (even if such payments are deemed to be damages) and, except to the extent specifically provided in the Contract, in no event shall Guarantor be subject hereunder to consequential, exemplary, equitable, loss of profits, punitive, tort, or any other damages, costs, or attorney's fees.

      (b) The aggregate amount payable by Guarantor under this Guaranty shall not exceed U.S. $20,000,000.00.

      2. DEMANDS AND NOTICE. Upon the occurrence and during the continuance of an event of default under the Contract, if NewPower fails or refuses to pay any Obligations and Enron has elected to exercise its rights under this Guaranty, Enron shall make a demand upon Guarantor (hereinafter referred to as a "Payment Demand"). A Payment Demand shall be in writing and shall reasonably and briefly specify in what manner and what amount NewPower has failed to pay and an explanation of why such payment is due, with a specific statement that Enron is calling upon Guarantor to pay such amount under this Guaranty. A Payment Demand satisfying the foregoing requirements shall be required before Guarantor is obligated to pay such Obligations hereunder and shall be deemed sufficient notice to Guarantor that it must pay the Obligations within five Business Days (as defined in the Netting Agreement) after its receipt of the Payment Demand. A single written Payment Demand shall be effective as to any specific default during the continuance of such default, until NewPower or Guarantor has cured such default, and additional written demands concerning such default shall not be required until such default is cured.

      3. REPRESENTATIONS AND WARRANTIES. Guarantor represents and warrants that:

            (a) it is a corporation duly organized and validly existing under the laws of the State of Delaware and has the corporate power and authority to execute, deliver, and carry out the terms and provisions of this Guaranty;

            (b) no authorization, approval, consent or order of, or registration or filing with, any court or other governmental body having jurisdiction over Guarantor is required on the part of Guarantor for the execution and delivery of this Guaranty; and

            (c) this Guaranty, when executed and delivered, will constitute a valid and legally binding agreement of Guarantor, except as the enforceability of this Guaranty may be limited by the effect of any applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting creditors' rights generally and by general principles of equity.

      4. SETOFFS AND COUNTERCLAIMS. Without limiting Guarantor's own defenses and rights hereunder, Guarantor reserves to itself all rights, setoffs, counterclaims, and other defenses to which NewPower, or any other affiliate of Guarantor that becomes a party to the Contract, is or may be entitled to arising from or out of the Contract or otherwise, except for defenses arising out of the bankruptcy, insolvency, dissolution, or liquidation of NewPower.

      5. AMENDMENT OF GUARANTY. No term or provision of this Guaranty shall be amended, modified, altered, waived or supplemented except in a writing signed by Guarantor and Enron.

      6. WAIVERS. Guarantor hereby waives (a) notice of acceptance of this Guaranty, (b) presentment and demand concerning the liabilities of Guarantor, except as expressly hereinabove set forth, and (c) any right to require that any action or proceeding be brought against NewPower or any other person, or except as expressly hereinabove set forth, to require that Enron seek enforcement of any performance against NewPower or any other person, prior to any action against Guarantor under the terms hereof.

      Except as to applicable statutes of limitation, no delay by Enron in the exercise of, or failure to exercise, any rights hereunder shall operate as a waiver of such rights, a waiver of any other rights or a release of Guarantor from any obligations hereunder.

      Guarantor consents to the renewal, compromise, extension, acceleration, or other changes in the time of payment or other changes in the terms of the Obligations, or any part thereof, or any changes or modifications to the terms of the Contract, and any such changes or modifications shall not release or excuse Guarantor from performing under this Guaranty.

      Guarantor may terminate this Guaranty by providing written notice of such termination to Enron and upon the effectiveness of such termination, Guarantor shall have no further liability hereunder, except as provided in the last sentence of this paragraph. No such termination shall be effective until five Business Days after receipt by Enron of such termination notice. No such termination shall affect Guarantor's liability with respect to any Transaction entered into prior to the time such termination is effective, which Transaction shall remain guaranteed pursuant to the terms of this Guaranty.

      7. NOTICE. Any Payment Demand, notice, request, instruction, correspondence or other document to be given hereunder by any party to another (herein collectively called "Notice") shall be in writing and delivered personally or mailed by certified mail, postage prepaid and return receipt requested, or by telegram or telecopier, as follows:

To Enron:       Enron North America Corp. and Enron Energy Services, Inc.
                1400 Smith Street
                Houston, Texas 77002
                Attn.: Director, Documentation Department
                Telephone No.: (713) 853-6161
                Fax No.: (713) 646-4816

To Guarantor:   NewPower Holdings, Inc.
                One Manhattanville Road
                Purchase, New York 10577
                Attn.: Managing Director, Law  and Government Affairs
                Telephone No.: (914) 697-2460
                Fax No.: (914) 697-2462

A copy of any Notice sent to Enron pursuant hereto must also be sent to the above address to: (a) Enron Corp., Attention: Corporate Secretary, Fax No. (713) 853-2534, and (b) Enron North America Corp., Attention: Assistant General Counsel, Trading Group, Fax No. (713) 646-4818 and (c) Enron Energy Services, inc., Attention: General Counsel, Trading Group, Fax No. (713) 646-2379.

      Notice given by personal delivery or mail shall be effective upon actual receipt. Notice given by telegram or telecopier shall be effective (a) upon actual receipt if received during the recipient's normal business hours, or (b) at the beginning of the recipient's next business day after receipt if not received during the recipient's normal business hours. All Notices by telegram or telecopier shall be confirmed promptly after transmission in writing by certified mail or personal delivery. Any party may change any address to which Notice is to be given to it by giving notice as provided above of such change of address.

      8. PRIOR GUARANTY. Upon execution and delivery of this Guaranty by Guarantor and ENA, the Prior Guaranty shall become null and void and of no further force or effect. Upon receipt of an originally executed copy of this Guaranty, ENA agrees to promptly return the original of the Prior Guaranty to NewPower. It is expressly acknowledged that this Guaranty is given in replacement and substitution of the Prior Guaranty and shall become operative only upon termination of the Prior Guaranty as set forth in this Paragraph 8.

      9. MISCELLANEOUS. This Guaranty shall in all respects be governed by, and construed in accordance with, the law of the State of New York, without regard to principles of conflicts of laws. This Guaranty shall be binding upon Guarantor, its successors and assigns and inure to the benefit of and be enforceable by Enron, its successors and assigns. This Guaranty embodies the entire agreement and understanding between Guarantor and Enron and supersedes all prior agreements and understandings relating to the subject matter hereof The headings in this Guaranty are for purposes of reference only, and shall not affect the meaning hereof

      IN WITNESS WHEREOF, the Guarantor has executed this Guaranty effective as of the date first above written.

                                            NEWPOWER HOLDINGS, INC.


                                            By: /s/ John D. Ranieri
                                                --------------------------------
                                            Name: John D. Ranieri
                                                  ------------------------------
                                            Title: Vice President & Treasurer
                                                   -----------------------------

The undersigned agrees and consents to the provisions of Paragraph 8 hereof

ENRON NORTH AMERICA CORP.


By: /s/ William S. Bradford
    --------------------------------------
Name: William S. Bradford
      ------------------------------------
Title: Vice President
       -----------------------------------